Share-based Compensation and Employee Benefits	12 Months Ended
Dec. 31, 2010
Share Based Compensation And Retirement Disclosure [Abstract]
Share-based Compensation and Employee Benefits
9.  Share-based Compensation and Employee Benefits

Share-based Compensation

Kinder Morgan, Inc. (Formerly Kinder Morgan Holdco LLC)

We completed an initial public offering in February 2011 as discussed further in Note 10 “Members' Equity-Subsequent Events-Initial Public Offering.”  The following discussion of our equity interests is based on the classes of ownership interests outstanding as of December 31, 2010 and 2009.

Our limited liability company agreement created three classes of ownership interests or units: Class A units, Class A-1 Units and Class B Units. For further information, see Note 10 “Members' Equity.” The Class A-1 Units were granted to certain members of management. The Class B units were granted to certain members of management as a replacement to previous incentive compensation programs. The granting of both the Class A-1 Units and the Class B Units are being accounted for as equity awards.

Class A-1 Units

Class A-1 Units entitled the holder to receive a distribution once certain other distribution criteria had been met. A total of 27,570,736 Class A-1 Units (including phantom Class A-1 Units) were authorized and outstanding as of December 31, 2010 and 2009, all of which were granted as of the close of the Going Private Transaction. Class A-1 Units may be purchased, under certain circumstances including a service condition, by KMI for no consideration for a period of four years from the date of issuance. As the A-1 units were equity interests in KMI, a private limited liability company at that time, a discounted cash flow analysis was prepared to determine a grant date fair value of these awards of $6.2 million. This grant date fair value is being amortized over the 4 year requisite service period. During each of the years ended December 31, 2010, 2009 and 2008, we recognized compensation expense with respect to such units, however, we have no obligation, nor do we expect to pay any amounts in respect of such units.

Class B Units

Class B Units entitled the holder to receive a distribution once certain other distribution criteria had been met. A total of 1,978,513,629 Class B Units (including phantom Class B Units) were granted as of the close of the Going Private Transaction or shortly thereafter. Class B Units were subject to time vesting where one third of each grant time vested or was to time vest, as applicable, on the third, fourth, and fifth anniversary of the date of issuance. As the Class B units were equity interests in KMI, a private limited liability company at that time, a discounted cash flow analysis was prepared to determine a grant date fair value of these awards of $23.0 million. This grant date fair value is being amortized over the 5 year requisite service period with one third of the total fair value being amortized over 3, 4 and 5 years, respectively. During the years ended December 31, 2010, 2009 and 2008, we amortized $4.5 million, $6.0 million and $6.0 million with respect to such units, however, we have no obligation, nor do we expect to pay any amounts in respect to such units. As of January 1, 2009, there were 1,977,524,373 Class B units outstanding. During 2009 there were 8,903,310 Class B units granted and 7,914,054 Class B units forfeited and as of December 31, 2009, 1,978,513,629 Class B units were outstanding.  During 2010 there were no Class B units granted or forfeited and 1,978,513,629 were outstanding as of December 31, 2010.

Kinder Morgan Energy Partners, L.P.

KMP has two common unit-based compensation plans: The Directors' Unit Appreciation Rights Plan and the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors.

The Directors' Unit Appreciation Rights Plan was established on April 1, 2003. Pursuant to this plan, and on this date of adoption, each of KMR's then three non-employee directors was granted 7,500 common unit appreciation rights.  In addition, 10,000 common unit appreciation rights were granted to each of KMR's then three non-employee directors on January 21, 2004, at the first meeting of the board in 2004.  During the first board meeting of 2005, the plan was terminated and replaced by the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors (discussed following); however, all unexercised awards made under the plan remain outstanding.

Upon the exercise of unit appreciation rights, KMP will pay, within thirty days of the exercise date, the participant an amount of cash equal to the excess, if any, of the aggregate fair market value of the unit appreciation rights exercised as of the exercise date over the aggregate award price of the rights exercised.  The fair market value of one unit appreciation right as of the exercise date will be equal to the closing price of one common unit on the New York Stock Exchange on that date.  The award price of one unit appreciation right will be equal to the closing price of one common unit on the New York Stock Exchange on the date of grant.  Proceeds, if any, from the exercise of a unit appreciation right granted under the plan will be payable only in cash (that is, no exercise will result in the issuance of additional common units) and will be evidenced by a unit appreciation rights agreement.  All unit appreciation rights granted vest on the six-month anniversary of the date of grant.  If a unit appreciation right is not exercised in the ten year period following the date of grant, the unit appreciation right will expire and not be exercisable after the end of such period.  In addition, if a participant ceases to serve on the board for any reason prior to the vesting date of a unit appreciation right, such unit appreciation right will immediately expire on the date of cessation of service and may not be exercised.

During 2008, 10,000 unit appreciation rights were exercised at an aggregate fair value of $60.32 per unit.  During 2009, 17,500 unit appreciation rights were exercised at an aggregate fair value of $53.75 per unit.  As of December 31, 2010, 17,500 unit appreciation rights had been granted, vested and remained outstanding.

The Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors recognizes that the compensation to be paid to each non-employee director is fixed by the KMR board, generally annually, and that the compensation is payable in cash. Pursuant to the plan, in lieu of receiving cash compensation, each non-employee director may elect to receive common units. A non-employee director may make a new election each calendar year. The total number of common units authorized under this compensation plan is 100,000. All common units issued under this plan are subject to forfeiture restrictions that expire six months from the date of issuance. A total of 2,450, 2,450, 3,200 and 4,338 common units were issued to non-employee directors in 2011, 2010, 2009 and 2008, respectively, as a result of their elections to receive common units in lieu of cash compensation.

Pension and Postretirement Benefit Plans

Kinder Morgan, Inc.

Retirement Plans

We have defined benefit pension plans covering eligible full-time employees. These plans provide pension benefits that are based on the employees' compensation during the period of employment, age and years of service. These plans are tax-qualified subject to the minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. Our funding policy is to contribute annually the recommended contribution using the actuarial cost method and assumptions used for determining annual funding requirements. Plan assets consist primarily of pooled fixed income, equity, bond and money market funds. The Plan did not have any material investments in our company or affiliates as of December 31, 2010 and 2009.

Total amounts recognized in net periodic pension cost include the following components (in millions):

	Year Ended December 31,
	2010	2009	2008
Net periodic pension benefit cost
Service cost	$12.0	$4.8	$10.8
Interest cost	16.3	15.8	14.5
Expected return on assets	(19.5)	(16.2)	(23.2)
Amortization of prior service cost	0.1	0.1	0.1
Amortization of loss	6.5	7.9	0.3
Net periodic pension benefit cost	$15.4	$12.4	$2.5

The following table sets forth the reconciliation of the beginning and ending balances of the pension benefit obligation (in millions):

	Year Ended December 31,
	2010	2009
Benefit obligation at beginning of period	$274.4	$255.0
Service cost	12.0	4.8
Interest cost	16.3	15.8
Actuarial loss (gain)	19.7	12.4
Benefits paid	(14.1)	(13.6)
Benefit obligation at end of period	$308.3	$274.4

The accumulated benefit obligation at December 31, 2010 and 2009 was $298.0 million and $265.2 million, respectively.

The following table sets forth the reconciliation of the beginning and ending balances of the fair value of the plans' assets and the plans' funded status (in millions):

	Year Ended December 31,
	2010	2009
Fair value of plan assets at beginning of period	$220.1	$179.7
Actual return on plan assets during the period	24.2	34.0
Contributions by employer	20.0	20.0
Benefits paid during the period	(14.1)	(13.6)
Fair value of plan assets at end of period	250.2	220.1
Benefit obligation at end of period	(308.3)	(274.4)
Funded status at end of period	$(58.1)	$(54.3)

Our accompanying consolidated balance sheets at December 31, 2010 and 2009 include a balance of $58.1 million and $54.3 million, respectively, under the caption “Other Long-term Liabilities and Deferred Credits” related to our pension plans.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value (in millions):

	Assets at fair value at December 31, 2010
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$14.1	$-	$14.1
Insurance contracts	-	12.0	-	12.0
Mutual funds	11.8	67.6	-	79.4
Common and preferred stocks	88.6	0.1	0.1	88.8
Corporate bonds	-	29.0	-	29.0
U.S. government securities	-	12.2	-	12.2
Asset backed securities	-	2.9	-	2.9
Limited partnerships	-	-	6.9	6.9
Private equity	-	-	4.4	4.4

Total asset fair value	$100.4	$137.9	$11.4	$249.7	(a)
____________

(a)	Excludes $0.5 million in interest, dividend, tax claim and investment receivables.

	Assets at fair value at December 31, 2009
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$20.1	$-	$20.1
Insurance contracts	-	12.2	-	12.2
Mutual funds	-	61.1	-	61.1
Common and preferred stocks	75.6	-	-	75.6
Corporate bonds	-	23.8	-	23.8
U.S. government securities	-	15.2	-	15.2
Asset backed securities	-	3.2	-	3.2
Limited partnerships	-	-	5.2	5.2
Private equity	-	-	3.2	3.2

Total asset fair value	$75.6	$135.6	$8.4	$219.6	(a)
____________

(a)	Excludes $0.5 million in interest, dividend and security receivables.

An asset's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value:

Common stocks and fixed income: Valued at the closing price reported on the active market on which the individual securities are traded.

Money market funds: Valued at amortized cost, which approximates fair value.

Mutual funds: Valued at the net asset value (NAV) of shares held by the plan at year end.

Limited partnership and private equity investments: Valued at net fair value utilizing discounted present value.

Insurance contracts: Valued at contract value, which approximates fair value.

The table below sets forth a summary of changes in the fair value of the Plan's level 3 assets (in millions):

	Level 3 assets at fair value at December 31, 2010
	Limited Partnerships	Private Equity	Common Stock	Total
Balance, beginning of year	$5.2	$3.2	$-	$8.4
Transfers to level 3	-	-	0.1	0.1
Realized and unrealized gains/(losses)	0.6	0.4	-	1.0
Purchases and sales	1.1	0.8	-	1.9
Level 3 end of year balance	$6.9	$4.4	$0.1	$11.4
Changes in unrealized net gains (losses) relating to contracts still held at end of period	$0.7	$0.3	$-	$1.0

	Level 3 assets at fair value at December 31, 2009
	Limited Partnerships	Private Equity	Total
Balance, beginning of year	$4.6	$2.6	$7.2
Realized and unrealized gains/(losses)	0.4	(0.5)	(0.1)
Purchases and sales	0.2	1.1	1.3
Level 3 end of year balance	$5.2	$3.2	$8.4
Changes in unrealized net gains (losses) relating to contracts still held at end of period	$(0.6)	$(0.6)	$(1.2)

Changes in the underlying value of level 3 assets due to the effect of measurement were immaterial for the years ended December 31, 2010 and 2009.

Other changes in plan assets and benefit obligations recognized in other comprehensive income consist of (in millions):

	Year Ended December 31,
	2010	2009
Beginning balance	$96.6	$109.9
Net (gain)/loss arising during period	15.1	(5.3)
Prior service cost arising during period	-	-
Amortization of (gain)/loss	(6.5)	(7.9)
Amortization of prior service cost	(0.1)	(0.1)
Ending balance	$105.1	$96.6

Accumulated Other comprehensive loss balances for retirement plans at December 31, 2010 and 2009 consist of the following (in millions):

	December 31,
	2010	2009
Unrecognized net (gain) or loss	$104.5	$96.0
Unrecognized prior service cost	0.6	0.6
Total	$105.1	$96.6

Our actuarial estimates allocate costs based on projected employee costs. As experience develops under our plan, actuarial gains (losses) result from experience more favorable (unfavorable) than assumed.

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic pension benefit cost over the next fiscal year is $6.7 million.

We expect to contribute approximately $20 million to the Plan during 2011.

The following net benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in millions):

Fiscal year	Expected net benefit payments
2011	$16.1
2012	$17.0
2013	$17.7
2014	$18.6
2015	$20.3
2016-2020	$126.2

Certain collectively bargained employees and “grandfathered” employees continue to accrue benefits through the defined pension benefit plan described above. The remainder of the employees accrue benefits through a Personal Retirement Account (PRA) in the Kinder Morgan, Inc. Cash Balance Retirement Plan, a cash balance plan. We allocate contribution credits equivalent to 3% of eligible compensation every pay period to participants' PRA. For plan years prior to 2011, interest was credited to the PRA at the 30-year U.S. Treasury bond rate published in the Internal Revenue Bulletin for the November of the prior year. Beginning January 1, 2011, interest is credited to the PRA at the 5-year U.S. Treasury bond rate published in the Internal Revenue Bulletin for the November of the prior year, plus 0.25%. Employees become 100% vested in the plan after three years and may take a lump sum distribution upon termination of employment or retirement. As a result of a cost savings effort in 2009, all company contributions to the plan were suspended from April 12, 2009 through December 31, 2009.  Company contributions were reinstated effective January 1, 2010.

In addition to the Retirement Plan described above, we have the Kinder Morgan, Inc. Savings Plan (the “Plan), a defined contribution 401(k) plan. The Plan permits all eligible Plan participants to contribute between 1% and 50% of eligible compensation, on a pre-tax or after-tax (Roth 401k) basis, into their accounts. In addition to a Company contribution equal to 4% of eligible compensation per year for most of the Plan participants, we may make discretionary contributions. Certain Plan participant's contributions and Company contributions are based on collective bargaining agreements. The contributions are made each pay period on behalf of each eligible participant. Participants may direct the investment of their contributions and all Company contributions, including discretionary contributions, into a variety of investments. Plan assets are held and distributed pursuant to a trust agreement. The total amount contributed for the years ended December 31, 2010, 2009 and 2008 was $21.0 million, $19.8 million and $20.8 million, respectively.

Company contributions for participants vest on the second anniversary of the date of hire. Vesting on Company contributions for bargaining employees will follow the collective bargaining agreements.

At its July 2008 meeting, the Compensation Committee of our Board of Directors approved a special contribution of an additional 1% of base pay into the Plan for each eligible participant. Each eligible participant received an additional 1% Company contribution based on eligible base pay each pay period beginning with the first pay period of August 2008 and continuing through the last pay period of July 2009. The additional 1% contribution did not change or otherwise impact the annual 4% contribution that most of the eligible participants received and the vesting schedule mirrored the Company's 4% contribution.

Commencing February 1, 2009 through February 1, 2010, the Company suspended both the annual 4% contribution as well as the discretionary 1% contribution for participants with a title of Vice President or greater.

The Office of the Chair announced an amendment to the Plan to be effective in August of 2011. For most of the Plan's eligible participants, the amendment increases the 4% contribution to 5% and will eliminate the Company's discretionary 1% contribution.

Additionally, participants have an option to make after-tax “Roth” contributions (Roth 401(k) option) to a separate participant account. Unlike traditional 401(k) plans, where participant contributions are made with pre-tax dollars, earnings grow tax-deferred, and the withdrawals are treated as taxable income, Roth 401(k) contributions are made with after-tax dollars, earnings are tax-free, and the withdrawals are tax-free if they occur after both (i) the fifth year of participation in the Roth 401(k) option and (ii) attainment of age 59 ½, death or disability. The Company contribution will still be considered taxable income at the time of withdrawal.

Beginning in 2006, we elected not to make any restricted stock awards as a result of the Going Private Transaction. To ensure that certain key employees who had previously received restricted stock and restricted stock unit awards continued under a long-term retention and incentive program, the Company implemented the Long-term Incentive Retention Award plan. The plan provides cash awards approved by the compensation committees of the Company which are granted in July of each year to recommended key employees. Senior management is not eligible for these awards. These grants require the employee to sign a grant agreement. The grants vest 100% after the third year anniversary of the grant provided the employee remains with the Company. Grants were made in July of 2010, 2009 and 2008. During the years ended December 31, 2010, December 31, 2009 and December 31, 2008, we amortized $3.3 million, $2.3 million and $6.9 million, respectively, related to these grants.

Other Postretirement Employee Benefits

We have a postretirement plan providing medical and life insurance benefits upon retirement. For certain eligible employees and their eligible dependents that are “grandfathered,” we also provide a subsidized premium. All others who are eligible pay the full cost. NGPL funds a portion of the future expected postretirement benefit cost under the plan by making payments to Voluntary Employee Benefit Association trusts. Plan assets are invested in a mix of equity funds and fixed income instruments similar to the investments in our pension plans.

Total amounts recognized in net periodic postretirement benefit cost include the following components (in millions):

	Year Ended December 31,
	2010	2009	2008
Net periodic postretirement benefit cost
Service cost	$0.2	$0.3	$0.3
Interest cost	4.5	4.5	4.6
Expected return on assets	(5.1)	(4.6)	(6.5)
Amortization of loss	3.4	2.5	0.5
Net periodic postretirement benefit cost	$3.0	$2.7	$(1.1)

The following table sets forth the reconciliation of the beginning and ending balances of the accumulated postretirement benefit obligation (in millions):

	Year Ended December 31,
	2010	2009
Benefit obligation at beginning of period	$75.6	$78.0
Service cost	0.2	0.3
Interest cost	4.5	4.5
Actuarial loss (gain)	11.9	1.1
Benefits paid	(11.5)	(11.7)
Retiree contributions	3.4	3.4
Benefit obligation at end of period	$84.1	$75.6

The following table sets forth the reconciliation of the beginning and ending balances of the fair value of plan assets and the plan's funded status (in millions):

	Year Ended December 31,
	2010	2009
Fair value of plan assets at beginning of period	$54.1	$49.1
Actual return on plan assets	8.1	6.8
Contributions	6.7	7.0
Retiree contributions	3.4	3.4
Benefits paid	(11.7)	(12.2)
Fair value of plan assets at end of period	60.6	54.1
Benefit obligation at end of period	(84.1)	(75.6)
Funded status at end of period	$(23.5)	$(21.5)

Our accompanying consolidated balance sheets at December 31, 2010 and 2009 include balances of $23.5 million and $21.5 million, respectively, under the caption “Other Long-term Liabilities and Deferred Credits,” related to our other postretirement benefit plans.

The following table sets forth by level, within the fair value hierarchy, the fair value of postretirement benefit assets (in millions):

	Assets at fair value at December 31, 2010
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$5.5	$-	$5.5
Insurance contracts	-	44.8	-	44.8
Mutual funds	10.3	-	-	10.3

Total asset fair value	$10.3	$50.3	$-	$60.6

	Assets at fair value at December 31, 2009
	Level 1	Level 2	Level 3	Total
Money market funds	$-	$5.5	$-	$5.5
Insurance contracts	-	41.6	-	41.6
Mutual funds	7.0	-	-	7.0

Total asset fair value	$7.0	$47.1	$-	$54.1

Other changes in plan assets and benefit obligations recognized in other comprehensive income consist of (in millions):

	Year Ended December 31,
	2010	2009
Beginning balance	$34.9	$37.9
Net (gain)/loss arising during period	8.9	(0.5)
Amortization of (gain)/loss	(3.4)	(2.5)
Ending balance	$40.4	$34.9

Accumulated other comprehensive loss balances for other postretirement employee benefits at December 31, 2010 and 2009 consist of the following (in millions):

	December 31,
	2010	2009
Unrecognized net (gain) or loss	$40.4	$34.9

The estimated net loss for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic postretirement benefit cost over the next fiscal year is $3.5 million. NGPL contributed approximately $1.3 million to the plan in February 2011.

A one-percentage-point increase (decrease) in the assumed health care cost trend rate for each future year would have increased (decreased) the aggregate of the service and interest cost components of the 2011 net periodic postretirement benefit cost by approximately $5,000 $(4,000) and would have increased (decreased) the accumulated postretirement benefit obligation as of December 31, 2010 by approximately $75,000 $(71,000).

The following net benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in millions):

Fiscal year	Expected net benefit payments
2011	$7.4
2012	$7.1
2013	$6.8
2014	$6.6
2015	$6.5
2016-2019	$30.0

Actuarial Assumptions

The assumptions used to determine benefit obligations for the pension and postretirement benefit plans were:

	Year Ended December 31,
	2010	2009	2008
Discount rate	(b)	(a)	6.25%
Expected long-term return on assets	8.90%	8.90%	8.75%
Rate of compensation increase (pension plan only)	3.50%	3.50%	3.50%
____________

(a)	Discount rates of 5.75% and 6.00% were used to determine obligations for 2009 other postretirement benefits and pension benefits, respectively.
(b)	Discount rates of 5.00% and 5.50% are used to determine obligations for 2010 other postretirement benefits and pension benefits, respectively.

The assumptions used to determine net periodic benefit cost for the pension and postretirement benefits were:

	Year Ended December 31,
	2010	2009	2008
Discount rate	(a)	6.25%	5.75%
Expected long-term return on assets	8.90%	8.75%	9.00%
Rate of compensation increase (pension plan only)	3.50%	3.50%	3.50%
____________

(a)	Discount rates of 5.75% and 6.00% are used to determine net periodic benefit cost for other postretirement benefits and pension benefits, respectively.

The assumed healthcare cost trend rates for the postretirement plan were:

	Year Ended December 31,
	2010	2009	2008
Healthcare cost trend rate assumed for next year	3.00%	3.00%	3.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend rate)	3.00%	3.00%	3.00%
Year the rate reaches the ultimate trend rate	2010	2009	2008

Plan Investment Policies

The investment policies and strategies for the assets of our pension and retiree medical and retiree life insurance plans are established by the Fiduciary Committee (the “Committee), which is responsible for investment decisions and management oversight of each plan. The stated philosophy of the Committee is to manage these assets in a manner consistent with the purpose for which the plans were established and the time frame over which the plans' obligations need to be met. The objectives of the investment management program are to (1) meet or exceed plan actuarial earnings assumptions over the long term and (2) provide a reasonable return on assets within established risk tolerance guidelines and liquidity needs of the plans with the goal of paying benefit and expense obligations when due. In seeking to meet these objectives, the Committee recognizes that prudent investing requires taking reasonable risks in order to raise the likelihood of achieving the targeted investment returns. In order to reduce portfolio risk and volatility, the Committee has adopted a strategy of using multiple asset classes.

As of December 31, 2010, the following target asset allocation ranges were in effect for the pension plans (Minimum/Target/Maximum): Cash – 0%/0%/5%; Fixed Income –20%/30%/40%; Equity – 47%/65%/85% and Alternative Investments – 0%/5%/10%. As of December 31, 2010, the following target asset allocation ranges were in effect for the retiree medical and retiree life insurance plans (Minimum/Target/Maximum): Cash – 0%/5%/15%; Fixed Income –25%/35%/45% and Equity – 40%/60%/80%. In order to achieve enhanced diversification, the equity category is further subdivided into sub-categories with respect to small cap vs. large cap, value vs. growth and international vs. domestic, each with its own target asset allocation.

In implementing its investment policies and strategies, the Committee has engaged a professional investment advisor to assist with its decision making process and has engaged professional money managers to manage plan assets. The Committee believes that such active investment management will achieve superior returns with comparable risk in comparison to passive management. Consistent with its goal of reasonable diversification, no manager of an equity portfolio for the plan is allowed to have more than 10% of the market value of the portfolio in a single security or weight a single economic sector more than twice the weighting of that sector in the appropriate market index. Finally, investment managers are not permitted to invest or engage in the following equity transactions unless specific permission is given in writing (which permission has not been requested or granted by the Committee to-date): derivative instruments, except for the purpose of asset value protection (such as the purchase of protective puts), direct ownership of letter stock, restricted stock, limited partnership units (unless the security is registered and listed on a domestic exchange), venture capital, short sales, margin purchases or borrowing money, stock loans and commodities. In addition, fixed income holdings in the following investments are prohibited without written permission: private placements, except medium-term notes and securities issued under SEC Rule 144a; foreign bonds (non-dollar denominated); municipal or other tax exempt securities, except taxable municipals; margin purchases or borrowing money to effect leverage in the portfolio; inverse floaters, interest only and principle only mortgage structures; and derivative investments (futures or option contracts) used for speculative purposes. Certain other types of investments such as hedge funds and land purchases are not prohibited as a matter of policy but have not, as yet, been adopted as an asset class or received any allocation of fund assets.

Return on Plan Assets

For the year ending December 31, 2010, our defined benefit pension plan yielded a weighted-average rate of return of 10.64%, above the expected rate of return on assets of 8.9%. Investment performance for a balanced fund comprised of a similar mix of assets yielded a weighted-average return of 11.34%, so the plans underperformed the benchmark balanced fund index. For the year ending December 31, 2010, our retiree medical and retiree life insurance plans yielded a weighted-average rate of return of 11.46%, above the expected rate of return on assets of 8.9%. Investment performance for a balanced fund comprised of a similar mix of assets yielded a weighted-average return of 11.67%, so the plans underperformed the benchmark balanced fund index.

At December 31, 2010, our pension plan assets consisted of 64.3% equity, 28.4% fixed income, 4.4% alternative investments and 2.9% cash and cash equivalents, and the retiree medical and retiree life insurance plan assets consisted of 52.6% equity, 32.9% fixed income and 14.5% cash and cash equivalents. Historically over long periods of time, widely traded large cap equity securities have provided a return of 10%, while fixed income securities have provided a return of 6%, indicating that a long term expected return predicated on the asset allocation as of December 31, 2010 would be approximately 8.74% to 9.30% if investments were made in the broad indexes for the defined benefit pension plan, and 7.96% to 8.47% for the retiree medical and retiree life insurance plan. We arrived at an overall expected return of 8.9% for the periodic benefit cost calculations and an overall expected return of 8.9% for the benefit obligation calculations as of December 31, 2010.

Kinder Morgan Energy Partners, L.P.

Pension and Postretirement Benefit Plans

Two of KMP's subsidiaries, Kinder Morgan Canada Inc. and Trans Mountain Pipeline Inc. (as general partner of Trans Mountain Pipeline L.P.) are sponsors of pension plans for eligible Trans Mountain employees.  The plans include registered defined benefit pension plans, supplemental unfunded arrangements, which provide pension benefits in excess of statutory limits, and defined contributory plans.  KMP also provides postretirement benefits other than pensions for retired employees.

KMP's combined net periodic benefit costs for these Trans Mountain pension and postretirement benefit plans for 2010, 2009 and 2008 were approximately $3.9 million, $2.9 million, and $3.5 million, respectively, recognized ratably over each year.  As of December 31, 2010, KMP estimates its overall net periodic pension and postretirement benefit costs for these plans for the year 2011 will be approximately $6.6 million, although this estimate could change if there is a significant event, such as a plan amendment or a plan curtailment, which would require a remeasurement of liabilities.  KMP expects to contribute approximately $7.1 million to these benefit plans in 2011.

Additionally, in connection with its acquisition of SFPP, L.P. in 1998, KMP acquired certain liabilities for pension and postretirement benefits.  KMP provides medical and life insurance benefits to current employees, their covered dependents and beneficiaries of SFPP.  KMP also provides the same benefits to former salaried employees of SFPP and KMP will continue to fund these costs for those employees currently in the plan during their retirement years.

SFPP's postretirement benefit plan is frozen and no additional participants may join the plan.  Benefits under the SFPP postretirement benefit plan are provided by the Burlington Northern Santa Fe railroad and KMP reimburses BNSF for the costs of the plan.  As of the date of this report, KMP has not received its 2010 actuarial valuation report for the SFPP postretirement benefit plan; however, in 2010, KMP recorded a credit of less than $0.1 million for net periodic benefit costs related to this plan, and for each of the years ended December 31, 2009 and 2008, KMP's net periodic benefit cost for the SFPP postretirement benefit plan was a credit of less than $0.1 million.  The credits in all three years resulted in increases to income, largely due to amortizations of an actuarial gain and a negative prior service cost.  As of December 31, 2010, KMP estimates its overall net periodic postretirement benefit cost for the SFPP postretirement benefit plan for the year 2011 will again be a credit of less than $0.1 million; however, this estimate could change if a future significant event would require a remeasurement of liabilities.  In addition, KMP expects to contribute approximately $0.3 million to this postretirement benefit plan in 2011.

As of December 31, 2010 and 2009, the recorded value of KMP's pension and postretirement benefit obligations for these plans was a combined $44.8 million and $37.4 million, respectively.  KMP considers its pension and postretirement benefit liability exposure and the fair value of its pension and postretirement plan assets to be minimal in relation to the value of its total consolidated assets and net income.

Multiemployer Plans

As a result of acquiring several terminal operations, primarily KMP's acquisition of Kinder Morgan Bulk Terminals, Inc. effective July 1, 1998, KMP participates in several multi-employer pension plans for the benefit of employees who are union members.  KMP does not administer these plans and contributes to them in accordance with the provisions of negotiated labor contracts.  Other benefits include a self-insured health and welfare insurance plan and an employee health plan where employees may contribute for their dependents' health care costs.  Amounts charged to expense for these plans were approximately $10.3 million, $8.4 million and $7.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.